2Q17 Financial Results July 26, 2017 1 ©2017 DISCOVER FINANCIAL SERVICES

The following slides are part of a presentation by Discover Financial Services (the "Company") in connection with reporting quarterly financial results and are intended to be viewed as part of that presentation. No representation is made that the information in these slides is complete. For additional financial, statistical, and business related information, as well as information regarding business and segment trends, see the earnings release and financial supplement included as exhibits to the Company’s Current Report on Form 8-K filed today and available on the Company’s website (www.discover.com) and the SEC’s website (www.sec.gov). The information provided herein includes certain non-GAAP financial measures. The reconciliations of such measures to the comparable GAAP figures are included at the end of this presentation, which is available on the Company’s website and the SEC’s website. The presentation contains forward-looking statements. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made, which reflect management’s estimates, projections, expectations or beliefs at that time, and which are subject to risks and uncertainties that may cause actual results to differ materially. For a discussion of certain risks and uncertainties that may affect the future results of the Company, please see "Special Note Regarding Forward-Looking Statements," "Risk Factors," "Business – Competition," "Business – Supervision and Regulation" and "Management’s Discussion and Analysis of Financial Condition and Results of Operations" in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, and under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2017, which are filed with the SEC and available at the SEC's website (www.sec.gov). The Company does not undertake to update or revise forward-looking statements as more information becomes available. Notice 2

Vision Goal Focus areas and strategic objectives Invest for the future • Build awareness and consideration • Enhance capabilities and operating model Achieve profitable, disciplined growth • Excel at serving our customers; simple, secure experience with deep relationships • Offer differentiated products • Leverage payments network Be the leading direct bank and payments partner Create long-term shareholder value Vision, Strategic Objectives and Goal Manage risk prudently 3

• Delivered net income of $546MM, diluted EPS of $1.40 and 9% revenue growth YOY • Achieved 8% total loan growth YOY with good momentum across all primary lending products (credit cards, private student and personal loans) • Held the line on operating expenses, despite strong loan growth • Remained disciplined on risk-adjusted returns with 19% return on equity • Managed rewards rate lower (-1 bp YOY and -5 bps QOQ) • Increased Payment Services volume rate of growth (up 12% YOY) • Announced 2017-2018 capital plan, raising quarterly common dividend $0.05 to $0.35 per share and planning to purchase $2.23Bn of common shares over four quarters 2Q17 Highlights 4

2Q17 Summary Financial Results

($MM, except per share data)	2Q17	2Q16	B / (W) $ Δ	B / (W) % Δ
Revenue Net of Interest Expense	$2,419	$2,216	$203	9%
Net Principal Charge-off	520	384	(136)	(35%)
Reserve Changes build/(release)	120	28	(92)	(329%)
Provision for Loan Losses	640	412	(228)	(55%)
Operating Expense	912	906	(6)	(1%)
Direct Banking	831	868	(37)	(4%)
Payment Services	36	30	6	20%
Total Pre-Tax Income	867	898	(31)	(3%)
Income Tax Expense	321	282	(39)	(14%)
Net Income	$546	$616	($70)	(11%)
ROE	**19%**	**22%**		
Diluted EPS	**$1.40**	**$1.47**	**($0.07)**	**(5%)**
Pre-Tax, Pre-Provision Income (1)	$1,507	$1,310	$197	15%

Highlights

- Diluted EPS of $1.40, down 5% YOY (2Q16 included a non-recurring tax benefit of $0.11 per share)
- Revenue net of interest expense of $2.4Bn, up 9% YOY, driven by higher net interest income
- Provision for loan losses increased $228MM YOY (55%) on higher net charge-offs and a reserve build
- Expenses rose just 1%, primarily from higher compensation and benefits

Note(s)

1. Pre-tax, pre-provision income, which is derived by adding provision for loan losses to pre-tax income, is a non-GAAP financial measure which should be viewed in addition to, and not as a substitute for, the Company's reported results. Management believes this information helps investors understand the effect of provision for loan losses on reported results and provides an alternate presentation of the Company's performance; see appendix for a reconciliation

5

Payment Services 2Q16 2Q17 $71.9 $57.2 $8.7 $5.7 $78.0 $61.8 $8.9 $7.0 +8% +8% +2% +22% Note(s) 1. Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment Total Network Volume up 9% YOY Ending Loans ($Bn) Volume ($Bn) 2Q16 2Q17 $31.8 $33.9 $7.2 $3.7 $33.3 $38.8 $7.8 $3.5 Total Card Student Personal +5% +15% +8% (7%) Proprietary PULSE Network PartnersDiners (1) 2Q17 Loan and Volume Growth 6

Note(s) 1. Rewards cost divided by Discover card sales volume Highlights • Net interest income of $1.9Bn, up 11% YOY on higher loan growth and modest NIM expansion • Net discount and interchange revenue increased $13MM (5%) on increased card sales • Rewards rate decreased 1 bp YOY, driven by lower promotional rewards 2Q17 Revenue Detail B / (W) ($MM) 2Q17 2Q16 $ Δ % Δ Interest Income $2,338 $2,090 $248 12% Interest Expense 400 339 (61) (18%) Net Interest Income 1,938 1,751 187 11% Discount/Interchange Revenue 666 636 30 5% Rewards Cost 388 371 (17) (5%) Net Discount/Interchange Revenue 278 265 13 5% Protection Products Revenue 56 59 (3) (5%) Loan Fee Income 83 79 4 5% Transaction Processing Revenue 42 39 3 8% Other Income 22 23 (1) (4%) Total Non-Interest Income 481 465 16 3% Revenue Net of Interest Expense $2,419 $2,216 $203 9% Direct Banking $2,346 $2,147 $199 9% Payment Services 73 69 4 6% Revenue Net of Interest Expense $2,419 $2,216 $203 9% Change ($MM) 2Q17 2Q16 QOQ YOY Discover Card Sales Volume $32,172 $30,702 10% 5 % Rewards Rate (1) 1.20% 1.21% -5 bps -1 bp 7

Highlights • Net interest margin on receivables increased 17bps YOY on higher card yield and portfolio mix, partially offset by higher charge-offs and funding costs • Credit card yield increased 24bps YOY as the prime rate increased, partially offset by higher interest charge-offs • Average consumer deposits grew 11% YOY and composed 47% of total average funding • Funding costs on interest-bearing liabilities increased 16bps YOY, driven by higher market rates and funding mix 2Q17 Net Interest Margin 2Q17 2Q16 ($MM) Average Balance Rate Average Balance Rate Credit Card $60,700 12.66% $56,124 12.42% Private Student 9,020 7.45% 8,816 7.13% Personal 6,820 12.22% 5,608 12.25% Other 314 5.59% 262 5.04% Total Loans 76,854 11.98% 70,810 11.72% Other Interest-Earnings Assets 15,175 1.11% 14,562 0.71% Total Interest-Earnings Assets $92,029 10.19% $85,372 9.84% Direct to Consumer and Affinity $36,956 1.29% $33,215 1.22% Brokered Deposits and Other 15,600 2.07% 14,740 1.78% Interest Bearing Deposits 52,556 1.52% 47,955 1.39% Borrowings 26,122 3.09% 24,621 2.82% Total Interest-Bearing Liabilities $78,678 2.04% $72,576 1.88% Change (%) 2Q17 QOQ YOY Total Interest Yield 11.98% 4bps 26bps NIM on Receivables 10.11% 4bps 17bps NIM on Interest-Earning Assets 8.44% 14bps 19bps 8

2Q17 Operating Expense Detail

($MM)	2Q17	2Q16	B / (W) $ Δ	B / (W) % Δ
Employee Compensation and Benefits	$367	$340	($27)	(8%)
Marketing and Business Development	192	198	6	3%
Information Processing & Communications	77	89	12	13%
Professional Fees	156	150	(6)	(4%)
Premises and Equipment	23	23	0	—%
Other Expense	97	106	9	8%
Total Operating Expense	$912	$906	($6)	(1%)
Direct Banking	876	868	($8)	(1%)
Payment Services	36	38	2	5%
Total Operating Expense	$912	$906	($6)	(1%)
Operating Efficiency[(1)]	**37.7%**	**40.9%**		**320 bps**
Adjusted Operating Efficiency[(2)]	**37.7%**	**40.3%**		**260 bps**

Highlights

- Employee compensation and benefits up 8% YOY, primarily on higher staffing levels driven by increased compliance headcount
- Information processing down 13% YOY, primarily from infrastructure efficiencies
- Operating efficiency improved 320 bps on expense discipline and completion of certain AML projects

Note(s)

1. Defined as reported total operating expense divided by revenue net of interest expense
2. 2Q16 operating efficiency ratio adjusted for $12 million in look back related anti-money laundering remediation expenses. Management believes adjusted operating efficiency, which is a non-GAAP measure, helps investors understand the effect of activities that are not expected to continue and provides investors with a useful metric to evaluate the company's ongoing operating performance; see appendix for a reconciliation

9

DISCOVER

Credit Performance Trends

Total Company Loans

Revised 2017 NCO guidance: 2.7 - 2.8%



2.14
2.05
1.85
2.02
2.11
2.18
2.02
2.31
2.60
2.71
1.57
1.49
1.60
1.67
1.64
1.60
1.79
1.97
1.97
1.93
1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17
NCO rate (%)
30+ day DQ rate ex-PCI (%)

Credit Card Loans



2.40
2.28
2.04
2.18
2.34
2.39
2.17
2.47
2.84
2.94
1.64
1.55
1.65
1.72
1.68
1.63
1.87
2.04
2.06
2.00
1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17
NCO rate (%)
30+ day DQ rate (%)

Private Student Loans



1.66
1.78
1.88
1.91
1.92
1.88
1.87
2.22
2.04
2.12
0.61
0.61
0.57
0.82
0.56
0.74
0.70
1.00
0.60
0.85
1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17
NCO rate (%)
30+ day DQ rate ex-PCI (%)

Personal Loans



2.22
2.10
1.99
2.28
2.45
2.38
2.63
2.70
3.16
3.18
0.76
0.71
0.80
0.89
0.97
1.02
0.98
1.12
1.12
1.14
1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17
NCO rate (%)
30+ day DQ rate (%)

10

DISCOVER

2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 102 95 93 95 94 99 99 104 108 14.5 14.4 13.9 14.3 14.3 13.9 13.2 13.4 13.0 Capital Trends Note(s) 1. Common Equity Tier 1 Capital Ratio (Basel III Transition) 2. Payout Ratio is displayed on a trailing twelve month basis. This represents the trailing twelve months’ Capital Return to Common Stockholders divided by the trailing twelve months’ Net Income Allocated to Common Stockholders Common Equity Tier 1 Capital Ratio(1) (%) Payout Ratio(2) (%) 11

Profitability • Net income of $546MM and diluted EPS of $1.40 • Revenue growth of 9% on higher net interest income • NIM of 10.11%, up 17bps YOY • Return on equity remains strong at 19% • Efficiency ratio improved 3pp YOY to 38% 2Q17 Financial Summary 12 • Total loans grew 8% ($6.1Bn) YOY with strong contributions from all primary lending products • Credit card loans grew 8% ($4.6Bn) YOY as sales volume increased 5% • Average consumer deposits grew 11% ($3.7Bn) YOY as deposit rates increased slightly • Total NCO rate of 2.71%, up 53 bps YOY • Driven by supply- induced credit normalization and loan seasoning • Revised 2017 guidance to 2.7 - 2.8% • Capital plan announced for 3Q17 - 2Q18: • Raised quarterly common dividend $0.05 to $0.35/share • Planned gross share repurchases of $2.23Bn Balance Sheet Credit and Capital

Appendix 13

Note(s) 1. Pre-tax, pre-provision income, which is derived by adding provision for loan losses to pre-tax income, is a non-GAAP financial measure which should be viewed in addition to, and not as a substitute for, the Company's reported results. Management believes this information helps investors understand the effect of provision for loan losses on reported results and provides an alternate presentation of the Company's performance 2. Adjusted operating efficiency, which is a non-GAAP measure, helps investors understand the effect of activities that are not expected to continue and provides investors with a useful metric to evaluate the company’s ongoing operating performance Reconciliation of GAAP to Non-GAAP Data (unaudited, $MM) 2Q17 2Q16 Provision for loan losses $640 $412 Income before income taxes 867 898 Pre-tax, pre-provision income(1) $1,507 $1,310 Revenue net of interest expense $2,419 $2,216 Total operating expense 912 906 Excluding anti-money laundering and related compliance program expenses — 12 Adjusted operating expense $912 $894 Adjusted Operating Efficiency(2) 37.7% 40.3% 14